EXECUTION COPY




                               PURCHASE AGREEMENT



         THIS PURCHASE AGREEMENT is made and entered into as of May 25, 2006, among Montpelier Re Holdings Ltd., a Bermuda company (the "COMPANY"), WLR Recovery Fund II, L.P. and WLR Recovery Fund III, L.P. (each, a "Purchaser" and collectively, the "PURCHASERS").

         1. Authorization and Sale of the Shares. Subject to the terms and conditions of this Agreement, the Company has authorized the issuance and sale of 3,448,276 common shares (the "TRANCHE A SHARES"), par value 1/6 cent per share (the "COMMON SHARES"), and an additional 3,448,276 Common Shares, subject to adjustment as provided in Section 6(q) hereof (the "TRANCHE B SHARES," and, together with the Tranche A Shares, the "SHARES").

         2. Agreements to Sell and Purchase. On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, the Company hereby agrees to sell to each Purchaser, and such Purchaser agrees to purchase from the Company, the number of Shares set forth on such Purchaser's signature page hereto at the aggregate purchase price set forth on such signature page (the "TRANCHE A PURCHASE PRICE" and, subject to adjustment as provided in Section 6(q) hereof, the "TRANCHE B PURCHASE PRICE," and together, "PURCHASE PRICE").

         3. Payment and Delivery. Payment for the Tranche A Shares shall be made to the Company in Federal or other funds immediately available in New York City against delivery of a certificate representing such Shares or a certified copy of the Company's share register containing the relevant entry in respect of the Tranche A Shares (such payment and delivery hereinafter referred to as the "TRANCHE A CLOSING") at 10:00 a.m., New York City time, on June 1, 2006, or at such other time on the same or such other date, as shall be agreed by the Company and the Purchasers. The time and date of such payment are hereinafter referred to as the "TRANCHE A CLOSING DATE." Payment for the Tranche B Shares shall be made to the Company in Federal or other funds immediately available in New York City against delivery of a certificate representing such Shares or a certified copy of the Company's share register containing the relevant entry in respect of the Tranche B Shares (such payment and delivery hereinafter referred to as the "TRANCHE B CLOSING") at 10:00 a.m., New York City time, on the first business day after the condition in Section 5(d) hereto has been satisfied, or at such other time on the same or such other date, not later than three business days after such condition has been satisfied, as shall be agreed by the Company and the Purchasers; provided that, if the waiting period under the HSR Act (as defined below) is early terminated, the Purchasers will use reasonable efforts to close promptly but can defer the Tranche B Closing for a period up to ten


                                     Ex.1-1
business days after the date of such early termination. The time and date of such payment are hereinafter referred to as the "TRANCHE B CLOSING DATE."

         Certificates for the Shares shall be registered in the names of the Purchasers or if so indicated on the signature page hereto, in the name of a nominee designated by the Purchasers. The certificates evidencing the Shares shall be delivered to the Purchasers on the applicable Closing Date, with any transfer taxes payable in connection with the transfer of such Shares to the Purchaser duly paid by the Company, against payment of the Purchase Price therefor.

         4. Conditions to the Company's Obligations. The Company's obligation to issue and sell the Shares to the Purchasers on the applicable Closing Date is subject to the following conditions:

                  (a) Receipt by the Company of Federal or other immediately available funds in the full amount of the Purchase Price that is allocable to the Shares being transferred on such Closing Date;

                  (b) accuracy of the representations and warranties made by the Purchasers and the fulfillment in all material respects of those undertakings of the Purchasers to be fulfilled prior to the date of such Closing; and

                  (c) With respect to the Tranche B Closing only, the waiting period applicable to the sale of the Tranche B Shares under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and regulations promulgated thereunder (including 16 C.F.R. Sec. 802.9) (the "HSR ACT") shall have expired or been terminated prior to the Tranche B Closing Date.

         5. Conditions to the Purchasers' Obligations. The obligations of the Purchasers to purchase and pay for the Shares on the applicable Closing Date are subject to the following conditions:

                  (a) The Purchasers shall have received a certificate, dated the date of such Closing and signed by an executive officer of the Company, to the effect that the representations and warranties of the Company contained in this Agreement are true and correct as of such date and that the Company has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the such date. The officer signing and delivering such certificate may rely, with respect to the threatened matters referred to in Section 6(k), upon the best of his or her knowledge.

                  (b) The Purchasers shall have received an opinion of Conyers Dill & Pearman, special Bermuda counsel for the Company, dated the date


                                     Ex.1-2
         of such Closing, substantially in the form set forth in Exhibit A and otherwise reasonably acceptable to the Purchasers, as to matters (A) through (E), and an opinion of Davis Polk & Wardwell, outside counsel for the Company, dated the date of such Closing, substantially in the form set forth in Exhibit A and otherwise reasonably acceptable to the Purchasers, as to matters (F) and (G). Such opinions shall be rendered to the Purchasers at the request of the Company and shall so state therein.

                  (c) The Purchasers shall have received such closing documents in form and substance as are customary for transactions of this nature.

                  (d) With respect to the Tranche B Closing only, the waiting period applicable to the sale of the Tranche B Shares under the HSR Act shall have expired or been terminated prior to the Tranche B Closing Date.

         6. Representations, Warranties and Covenants of the Company. The Company represents and warrants to, and covenants with, the Purchasers that as of the date of this Agreement and as of each Closing Date:

                  (a) The Company has filed with the Securities and Exchange Commission (the "COMMISSION") all documents required to be filed pursuant to the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT") and the applicable rules and regulations of the Commission thereunder during the 12 months preceding the date of this Agreement. The following documents (collectively, the "EXCHANGE ACT DOCUMENTS") complied when filed in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder:

                           (i) Annual Report on Form 10-K for the year ended
                  December 31, 2005;

                           (ii) Quarterly Report on Form 10-Q for the quarter
                  ended March 31, 2006; and

                           (iii) All other documents, if any, filed by the
                  Company with the Commission since December 31, 2005.

                  (b) The Company has been duly organized or formed and is validly existing in good standing as an exempted company under the laws of the jurisdiction of its organization or formation, with full power and authority to own its property and to conduct its business as currently conducted and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified


                                     Ex.1-3
         or be in good standing would not have a material adverse effect on the Company and its consolidated subsidiaries, taken as a whole.

                  (c) The information contained in the Exchange Act Documents, taken as a whole and as amended to the date hereof, does not as of the date hereof contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  (d) Montpelier Reinsurance Ltd. ("MONTPELIER RE") and Montpelier Marketing Services (UK) Ltd. (the "DESIGNATED SUBSIDIARIES") have been duly organized or formed and are validly existing in good standing (including, in the case of Montpelier Re, as an exempted company) under the laws of the jurisdictions of their incorporation or formation, with full power and authority to own their property and to conduct their business as currently conducted and are duly qualified to transact business and are in good standing in each jurisdiction in which the conduct of their business or their ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its consolidated subsidiaries, taken as a whole; all of the outstanding common shares of each Designated Subsidiary of the Company have been duly authorized and validly issued, are fully paid and non-assessable and are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims.

                  (e) This Agreement has been and, on or prior to the Tranche A Closing Date the Registration Rights Agreement will have been, duly authorized, executed and delivered by the Company, and constitute, or will constitute, the valid and binding obligations of the Company, enforceable against the Company in accordance with the terms thereof, except to the extent such rights and indemnities are limited by applicable law.

                  (f) The authorized share capital of the Company conforms in all material respects to the description thereof contained in the Exchange Act Documents.

                  (g) The outstanding common shares of the Company have been duly authorized and validly issued, and are fully paid and non-assessable.

                  (h) The Shares have been duly authorized and, when issued and delivered in accordance with the terms of this Agreement, will be


                                     Ex.1-4
         validly issued, fully paid and non-assessable, and the issuance of such Shares will not be subject to any preemptive or similar rights.

                  (i) The execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement and the Registration Rights Agreement will not contravene (i) the memorandum of association or the amended and restated bye-laws of the Company, (ii) any provision of any agreement or other instrument binding upon the Company or any of the Designated Subsidiaries that is material to the Company and the Designated Subsidiaries, taken as a whole, except such as have been duly waived or otherwise satisfied, or
         (iii) any provision of applicable law, judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or the Designated Subsidiaries, except as would not have, individually or in the aggregate, a material adverse effect on the Company and its consolidated subsidiaries, taken as a whole. No consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement and the Registration Rights Agreement, except such as may be required by the securities or Blue Sky or insurance securities laws of the various states or foreign jurisdictions in connection with the offer and sale of the Shares and by Federal and state securities laws with respect to the Company's obligations under the Registration Rights Agreement and such as have been obtained.

                  (j) Except as disclosed in the Exchange Act Documents, there has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its consolidated subsidiaries, taken as a whole, since March 31, 2006.

                  (k) There are no legal or governmental proceedings pending or, to the knowledge of the Company, threatened to which the Company or any of its Designated Subsidiaries is a party or to which any of the properties of the Company or any of its Designated Subsidiaries is subject, other than proceedings accurately described in all material respects in the Exchange Act Documents, that would reasonably be expected to have a material adverse effect on the Company and its consolidated subsidiaries, taken as a whole.

                  (l) The Company is not, and after giving effect to the offering and sale of the Shares and the application of the proceeds thereof will not be, required to register as, an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.



                                     Ex.1-5

                  (m) Neither the Company nor any affiliate (as defined in Rule 501(b) of Regulation D under the Securities Act of 1933, as amended (the "SECURITIES ACT"), an "AFFILIATE") of the Company has, directly, or through any agent, (i) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities Act) which is or will be integrated with the sale of the Shares in a manner that would require the registration under the Securities Act of the Shares; or (ii) offered, solicited offers to buy or sold the Shares by any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act; and neither the Company nor any Affiliate of the Company will engage in any of the actions described in clauses (i) and (ii) of this paragraph.

                  (n) Subject to the accuracy of each Purchaser's representations herein, it is not necessary in connection with the offer, sale and delivery of the Shares to the Purchasers in the manner contemplated by this Agreement to register the Shares under the Securities Act.

                  (o) The Company shall, as soon as practicable following the execution of this Agreement, but in no event later than the second business day after the date of this Agreement, publicly disclose the sale of Shares pursuant to this Agreement to the extent required by the Exchange Act and the applicable rules and regulations of the Commission thereunder.

                  (p) The Company covenants that it shall use its best efforts to make, as promptly as practicable, an appropriate filing of a HSR Notification and Report Form pursuant to the HSR Act with respect to the sale of the Tranche B Shares contemplated hereby, to seek early termination of such waiting period under the HSR Act and, except with the prior written consent of the Purchasers, not to extend any waiting period under the HSR Act or to enter into any agreement with the U.S. Federal Trade Commission or the Antitrust Division of the U.S. Department of Justice not to consummate the sale of the Tranche B Shares contemplated hereby.

                  (q) In the event the Company makes an underwritten public offering of its Common Shares, including, for the sake of clarity, an underwritten public offering relating to a "variable forward transaction" or similar transaction, at a per share purchase price to the public (the "PUBLIC PURCHASE PRICE") below $14.50 as disclosed on the cover page of a prospectus filed under Rule 424(b) of the Securities Act of 1933, as amended, at any time prior to the Tranche B Closing, the Company will, at its option, either (A) offer or cause to be offered to the Purchasers the right to purchase any or all such Common Shares at a per share price equal to the Public Purchase Price


                                     Ex.1-6

         (the "RIGHT OF FIRST REFUSAL"), or (B) at its option, the Company will either (x) sell to each Purchaser on the Tranche B Closing Date its allocable portion of an aggregate number of Shares equal to the Tranche B Purchase Price divided by the Public Purchase Price, or (y) sell the Tranche B Shares to the Purchasers at an aggregate purchase price equal to the aggregate number of Tranche B Shares multiplied by the Public Purchase Price. In the event that the Company elects to offer the Purchasers the Right of First Refusal, the Purchasers shall remain obligated to purchase the Tranche B Shares at the Tranche B Purchase Price.

                  (r) On or prior to the Tranche A Closing Date, the Company will have entered into a Registration Rights Agreement in the form of Exhibit B hereto (the "REGISTRATION RIGHTS AGREEMENT").

         7. Representations, Warranties and Covenants of the Purchasers.

         Each Purchaser represents and warrants to, and covenants with, the Company that:

                  (a) The Purchaser is a qualified institutional buyer as defined in Rule 144A under the Securities Act (a "QIB") and has requested, received, reviewed and considered all information it deems relevant in making an informed decision to purchase the Shares. The Purchaser is experienced in evaluating companies such as the Company. At no time was the Purchaser presented with or solicited by any publicly issued or circulated newspaper, mail, radio, television or, to the Purchaser's knowledge, any other form of general advertising or solicitation in connection with the offer, sale and purchase of the Shares.

                  (b) The Purchaser is acquiring the number of Shares set forth on the signature page hereto in the ordinary course of its business and for its own account for investment only and with no present intention of distributing any of such Shares or any arrangement or understanding with any other persons regarding the distribution of such Shares, other than as contemplated in the Registration Rights Agreement.

                  (c) The Purchaser will not, directly or indirectly, offer, sell, charge, pledge, transfer or otherwise dispose of (or solicit offers to buy, purchase or otherwise acquire or take a pledge of or charge over) any of the Shares, except in compliance with the Securities Act and the applicable rules and regulations of the Commission thereunder.

                  (d) The Purchaser will have, on or prior to the Closing Date, furnished to the Company a fully completed Securityholder Questionnaire


                                     Ex.1-7
         attached as Appendix I hereto and all of the information contained therein will be true and correct as of such date and as of the Closing Date.

                  (e) The Purchaser will notify the Company immediately of any change in any such information until such time as the Purchaser has sold all of its Shares or until the Company is no longer required to keep the Registration Statement (defined below) effective.

                  (f) The Purchaser will not make any sale of the Shares without complying with the provisions of this Agreement and without causing the prospectus delivery requirement under the Securities Act to be satisfied, and the Purchaser acknowledges that the certificates evidencing the Shares will be imprinted with a legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for the Shares):

                  "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SECURITIES MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER SAID ACT UNTIL THE PASSAGE OF TWO YEARS FROM JUNE 1, 2006, UNLESS THE SECURITIES ARE OTHERWISE SOLD, TRANSFERRED OR ASSIGNED IN COMPLIANCE WITH ALL APPLICABLE SECURITIES LAWS, AND THE COMPANY RECEIVES AN OPINION OF COUNSEL AS TO THE EXEMPTION FROM REGISTRATION OF SUCH SALE, TRANSFER OR ASSIGNMENT."

         The Purchaser acknowledges that there may occasionally be times when the Company determines that it must suspend the use of the prospectus forming part of the Registration Statement, as set forth in the Registration Rights Agreement.

                  (g) The Purchaser will notify the Company promptly of any sale of its Shares, other than sales pursuant to a Registration Statement contemplated in the Registration Rights Agreement, and the Purchaser will furnish any information reasonably requested by the Company, including an opinion of counsel reasonably satisfactory to the Company, to evidence the exemption from the registration requirements of the Securities Act, the applicable rules and regulations of the Commission thereunder, and state securities laws, in reliance upon which such sales have been made.





                                     Ex.1-8

                  (h) This Agreement has been duly authorized, executed and delivered by the Purchaser.

                  (i) The Purchaser will not, prior to August 1, 2006, sell, offer to sell, solicit offers to buy, dispose of, loan, charge, pledge or grant any right with respect to (collectively, a "Disposition"), the Common Shares, nor will the Purchaser engage in any hedging or other transaction which is designed or could reasonably be expected to lead to or result in a Disposition of Common Shares by the Purchaser or any person or entity. Such prohibited hedging or other transaction would include, without limitation, effecting any short sale or having in effect a short position (whether such short sale or position is against the box and regardless of when such position was entered into) or any purchase, sale or grant of any right (including, without limitation, any put or call option) with respect to the Common Shares or with respect to any security (other than a broad-based market basket or index) that includes or derives any significant part of its value from the Common Shares. In the event the Company effects a registered offering or a Rule 144A offering of its Common Shares, or securities exchangeable for or convertible into its Common Shares, the Purchaser will not engage in a Disposition of its Common Shares, nor will the Purchaser engage in any hedging or other transaction which is designed or could reasonably be expected to lead to or result in a Disposition of Common Shares by the Purchaser or any person or entity for the same period of time that the Company agrees not to effect such Disposition.

                  (j) The Purchaser will hold in confidence all information concerning this Agreement and the placement of shares hereunder and under any other Agreements until the Company has made a public announcement concerning this Agreement, or this Agreement is terminated. Purchaser acknowledges that for purposes of the foregoing, "hold in confidence" shall include not trading securities of the Company.

                  (k) The Purchaser covenants that it shall use its best efforts to make, as promptly as practicable, an appropriate filing of a HSR Notification and Report Form pursuant to the HSR Act with respect to the sale of the Tranche B Shares contemplated hereby, to seek early termination of such waiting period under the HSR Act and, except with the prior written consent of the Company, not to extend any waiting period under the HSR Act or to enter into any agreement with the U.S. Federal Trade Commission or the Antitrust Division of the U.S. Department of Justice not to consummate the sale of the Tranche B Shares contemplated hereby.





                                     Ex.1-9

                  (l) The Purchaser represents that, to its knowledge, after giving effect to the sale and purchase of Shares pursuant to this Agreement, neither it nor any Purchaser Affiliate will be a "United States shareholder" of the Company within the meaning of Section 951(b) of the Internal Revenue Code of 1986, as amended.

                  (m) The Purchaser represents that, to its knowledge, neither it nor any Purchaser Affiliate is a direct or indirect insured with respect to a policy of insurance or reinsurance issued by Montpelier Re, within the meaning of Section 953(c)(2) of the Internal Revenue Code of 1986, as amended.

                  (n) On or prior to the Tranche A Closing Date, the Purchasers will have entered into the Registration Rights Agreement.

         8. Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand delivery, by telecopier, by courier guaranteeing overnight delivery or by first-class mail, return receipt requested, and shall be deemed given (i) when made, if made by hand delivery,
(ii) upon confirmation, if made by telecopier, (iii) one (1) business day after being deposited with such courier, if made by overnight courier or (iv) on the date indicated on the notice of receipt, if made by first-class mail, to the parties as follows:

         (a) if to the Purchasers, at its address on the signature page hereto;

         (b) if to the Company, to:

                      Montpelier Re Holdings Ltd.
                      8 Par-La-Ville Road
                      P.O. Box HM 2079
                      Hamilton, HM HX
                      Bermuda
                      Attn: General Counsel
                      Fax:  441-296-4358

or to such other address as such person may have furnished to the other persons identified in this Section 8 in writing in accordance herewith.

         9. Severability. If any term provision, covenant or restriction of this Agreement is held to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated thereby, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same



                                    Ex.1-10
result as that contemplated by such term, provision, covenant or restriction, it being intended that all of the rights and privileges of the parties shall be enforceable to the fullest extent permitted by law.

         10. Modification; Amendment. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented unless pursuant to an instrument in writing signed by the Company and the Purchasers.

         11. Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto with respect to the subject matter contained herein. Except as provided in this Agreement, there are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein, with respect to such matters. This Agreement supersedes all prior agreements and undertakings among the parties with respect to such matters. No party hereto shall have any rights, duties or obligations other than those specifically set forth in this Agreement.

         12. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         13. Applicable Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York

         14. Headings. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

         15. Consent to Jurisdiction. Any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby may be brought in the United States District Court for the Southern District of New York or any other New York State court sitting in New York City, and each of the parties hereby consents to the non-exclusive jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party as provided in Section 8 shall be deemed effective service of process on such party.



                                    Ex.1-11

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                 WLR Recovery Fund II, L.P.
                                 By:  WLR Recovery Associates II LLC

                                 By:  /s/ Wilbur L. Ross, Jr.
                                      ------------------------------------------
                                       Name:  Wilbur L. Ross, Jr.
                                       Title:    Managing Member

                                 Address: 600 Lexington Avenue, 19th Floor
                                           New York, NY 10022

                                 Per Share Purchase Price:  $14.50
                                                            --------------------

                                 Number of Tranche A Shares:  327,586
                                                              ------------------

                                 Aggregate Tranche A Purchase Price: $4,749,997
                                                                      ---------

                                 Number of Tranche B Shares:  327,586
                                                              ------------------

                                 Aggregate Tranche B Purchase Price: $4,749,997
                                                                     ----------

                                 Tax ID No.  80-0030486
                                             -----------------------------------

                                 Contact Name: Michael Gibbons, Chief
                                           Financial Officer.

                                 Telephone:  (212) 826 1100
                                             -----------------------------------

                                 Fax:  (212) 317 4891
                                       -----------------------------------------

                                 Name in which the Shares should be registered (if different):________________________________

                                 Relationship between the
                                 Purchaser and the person or
                                 entity in whose name the
                                 Shares should be registered
                                 (if different):________________________________
                                 _______________________________________________


                                    Ex.1-12

         I IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                 WLR Recovery Fund III, L.P.
                                 WLR Recovery Associates III LLC

                                 By:  /s/ Wilbur L. Ross, Jr.
                                      ------------------------------------------
                                       Name: Wilbur L. Ross, Jr.
                                       Title:   Managing Member

                                 Address: 600 Lexington Avenue, 19th Floor
                                           New York, NY 10022

                                 Per Share Purchase Price: $14.50
                                                           ---------------------

                                 Number of Tranche A Shares:  3,120,690
                                                              ------------------

                                 Aggregate Tranche A Purchase Price:$45,250,003
                                                                    -----------

                                 Number of Tranche B Shares:  3,120,690
                                                            --------------------

                                 Aggregate Tranche B Purchase Price:$45,250,003
                                                                    -----------

                                 Tax ID No.:  20-3157752
                                            ------------------------------------

                                 Contact Name: Michael Gibbons, Chief
                                           Financial Officer.

                                 Telephone:  (212) 826 1100
                                             -----------------------------------

                                 Fax:  (212) 317 4891
                                       -----------------------------------------

                                 Name in which the Shares should be registered (if different):________________________________

                                 Relationship between the
                                 Purchaser and the person or
                                 entity in whose name the
                                 Shares should be registered
                                 (if different):________________________________
                                 _______________________________________________




                                    Ex.1-13

Agreed to and Accepted by:

                                 MONTPELIER RE HOLDINGS LTD.


                                 By: /s/ Kernan V. Oberting
                                    ----------------------------------
                                    Name:  Kernan V. Oberting
                                    Title: CFO
















                                    Ex.1-14

                                                                       EXHIBIT A


                       OPINIONS OF COUNSEL FOR THE COMPANY

         The opinions of counsel for the Company, to be delivered pursuant to
Section 5(b) of the Purchase Agreement shall be substantially to the effect (but may include assumptions and exceptions customary in such opinions) that:

         (A) The Company is duly incorporated and existing under the laws of Bermuda in good standing (meaning solely that it has not failed to make any filing with any Bermuda governmental authority, or to pay any Bermuda government fee or tax, which would make it liable to be struck off the Register of Companies and thereby cease to exist under the laws of Bermuda).

         (B) The Company has the necessary corporate power and authority to execute, deliver and perform its obligations under the Purchase Agreement and the Registration Rights Agreement and the necessary corporate power to conduct its business as described in Item 1 of the Company's Annual Report on Form 10-K for the year ended December 31, 2005 (the "Form 10-K").

         (C) The Company has taken all corporate action required to authorise its execution, delivery and performance of the Purchase Agreement and the Registration Rights Agreement. The Purchase Agreement and the Registration Rights Agreement have been duly executed and delivered by or on behalf of the Company, and constitute the valid and binding obligations of the Company, enforceable against the Company in accordance with the terms thereof.

         (D) Based solely upon a review of the register of members of the Company dated o, prepared by The Bank of New York, the branch registrar of the Company, the issued share capital of the Company consists of o common shares par value US 1/6 cent per share, each of which is validly issued, fully paid and non-assessable (which term when used herein means that no further sums are required to be paid by the holders thereof in connection with the issue thereof). When issued and paid for in accordance with the Purchase Agreement, the Shares to be sold by the Company will be validly issued, fully paid and non-assessable and will not be subject to any pre-emptive or similar rights.

         (E) The statements contained in the Form 10-K under the captions on
Schedule I, to the extent that they constitute statements of Bermuda law, are accurate in all material respects.

         (F) Assuming the Purchase Agreement and the Registration Rights Agreement have been duly executed and delivered by or on behalf of the Company, the Agreements are enforceable against the Company in accordance with the terms



                                    Ex.1-15
thereof, except that no opinion need be expressed as to the indemnity and contribution provisions thereof.

         (G) Based upon the representations, warranties and agreements of the Company in Section 6(m) of the Purchase Agreement and the Purchasers in Section 7 of the Purchase Agreement, it is not necessary in connection with the offer, sale and delivery of the Shares to the Purchasers under the Purchase Agreement to register the Shares under the Securities Act, it being understood that no opinion is expressed as to any subsequent resale of any Shares.








                                    Ex.1-16

                                                                       EXHIBIT B


                          REGISTRATION RIGHTS AGREEMENT













                                    Ex.1-17

                                                                  EXECUTION COPY














                          REGISTRATION RIGHTS AGREEMENT

                               DATED MAY 25, 2006

                                      AMONG

                          MONTPELIER RE HOLDINGS LTD.,

                           WLR RECOVERY FUND II, L.P.

                                       AND

                           WLR RECOVERY FUND III, L.P.








                                    Ex.1-18

         THIS REGISTRATION RIGHTS AGREEMENT (the "AGREEMENT") is made and entered into May 25, 2006 among MONTPELIER RE HOLDINGS LTD., a Bermuda company (the "COMPANY"), WLR RECOVERY FUND II, L.P., and WLR RECOVERY FUND III, L.P. (each, a "SHAREHOLDER" and collectively, the "SHAREHOLDERS").

                              W I T N E S S E T H:

         WHEREAS, the Shareholders have agreed to purchase up to 6,896,552 common shares of the Company (subject to certain adjustments provided for in the Purchase Agreement), par value 1/6 cent per share (the "COMMON SHARES"); and

         WHEREAS, the parties hereto desire to enter into this Agreement to memorialize the agreement between the parties with respect to the Shareholders' right to have their Common Shares registered under the Securities Act of 1933, as amended.

         NOW, THEREFORE, in consideration of the foregoing, the parties hereto agree as follows:

ARTICLE 1
                                   DEFINITIONS

         Section 1.01 . Definitions. (a) The following terms, as used herein, have the following meanings:

         "BOARD" means the board of directors of the Company.

         "BUSINESS DAY" means any day except a Saturday, Sunday or other day on which commercial banks in New York City are authorized by law to close.

         "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

         "HOLDER" means any of the Shareholder or a Permitted Transferee if, at any time, such Person then owns Registrable Securities.

         "INITIAL OWNERSHIP" means, with respect to the Shareholders and their Permitted Transferees, the number of Registrable Securities purchased by the Shareholders pursuant to the Purchase Agreement between the Company and the Shareholders, dated as of May 25, 2006 (the "PURCHASE AGREEMENT"), taking into account any share subdivision, share dividend, share distribution, share consolidation or similar event.

         "PARTICIPATING HOLDERS" means Holders electing to sell Registrable Securities pursuant to a Shelf Takedown.




                                    Ex.1-19

         "PERMITTED TRANSFEREE" includes (A) with respect to any Person, any other Person directly or indirectly controlling, controlled by or under common control with such Person; (B) any purchaser of the Registrable Securities from the Shareholders for an aggregate purchase price of at least $30 million; and
(C) any shareholder of a Shareholder who receives such Registrable Securities upon a distribution in kind by the Shareholder, provided, in each case, that such Person, purchaser, or shareholder shall become a party to this Agreement. For the purpose of this definition, the term "CONTROL" (including, with correlative meanings, the terms "CONTROLLING", "CONTROLLED BY" and "UNDER COMMON CONTROL WITH"), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

         "PERSON" means an individual, company, corporation, partnership, association, trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

         "REGISTRABLE SECURITIES" means, at any time, any Common Shares then owned by the Shareholders or a Permitted Transferee that was included in the Initial Ownership, and any other securities issued in exchange for or as distribution or dividend with respect to Common Shares included in the Initial Ownership and then owned by the Shareholders or a Permitted Transferee, until the earliest of (i) a registration statement covering such securities has been declared effective by the SEC and such Common Shares have been disposed of pursuant to such effective registration statement, (ii) such Common Shares are eligible to be sold pursuant to Rule 144(k) (or any similar provision then in force) of the Securities Act, or (iii) such securities cease to be issued and outstanding.

         "REGISTRATION EXPENSES" means (i) all registration and filing fees,
(ii) fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of Registrable Securities), (iii) printing expenses, (iv) internal expenses of the Company (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties and all expenses of "roadshow" and marketing efforts for the relevant offering),
(v) reasonable fees and disbursements of counsel for the Company and customary fees and expenses for independent certified public accountants retained by the Company (including the expenses of any comfort letters or costs associated with the delivery by independent certified public accountants of a comfort letter or comfort letters requested pursuant to Section 2.03(g)), (vi) the reasonable fees and expenses of any special experts retained by the Company in connection with such registration, (vii) reasonable fees and expenses of one U.S. securities law counsel (and one local counsel in each non-U.S. jurisdiction for each Participating Holder that is not a U.S. Person) for Participating Holders selected by the Participating Holders, (viii) reasonable fees and expenses in



                                    Ex.1-20
connection with any review of underwriting arrangements by the National Association of Securities Dealers, Inc., and (ix) fees and disbursements of underwriters customarily paid by issuers or sellers of securities; provided however that "Registration Expenses" shall not include (a) underwriting fees, discounts or commissions attributable to the sale of Registrable Securities, (b) out-of-pocket expenses (except as set forth in clause (vii) above) of Participating Holders (or the agents who manage their accounts), or (c) fees and expenses of underwriter's counsel (except as set forth in clause (ii) and (viii) above).

         "RULE 415" means Rule 415 under the Securities Act or any substitute rule that may be adopted by the SEC.

         "SEC" means the U.S. Securities and Exchange Commission.

         "SECURITIES ACT" means the Securities Act of 1933, as amended.

ARTICLE 2
                               REGISTRATION RIGHTS

         SECTION 2.01 . Shelf Takedown. (a) The Company shall file with the SEC an automatic shelf registration statement pursuant to Rule 415 on Form S-3 (a "SHELF REGISTRATION STATEMENT") and shall cause such Shelf Registration Statement to become effective by August 1, 2006. The Company shall use reasonable efforts to cause such Shelf Registration Statement to remain effective for so long as the Common Shares purchased by the Shareholders constitute Registrable Securities.

         (b) At any time after August 1, 2006, if the Company shall receive a written request by a Holder (such requesting Holder, a "SELLING SHAREHOLDER") that the Company effect the offering under the Securities Act of all or a portion of such Selling Shareholder's Registrable Securities, and specifying the intended method of disposition thereof, then the Company shall use its best efforts to effect an offering of such Registrable Securities (a "SHELF TAKEDOWN") so as to permit the disposition of such Registrable Securities in accordance with the intended methods thereof as aforesaid; provided that, subject to Section 2.01(g) hereof, the Company shall not be obligated to effect more than four Shelf Takedowns for the Shareholders and their Permitted Transferees; provided further that the Company shall not be obligated to effect a Shelf Takedown unless the aggregate proceeds expected to be received from the sale of the Registrable Securities to be included in such Shelf Takedown, in the reasonable opinion of the Board, equals or exceeds $30,000,000; and provided further that the Company shall not, in any event, be required to effect more than one Shelf Takedown pursuant to this Section 2.01(b) within any six month period.






                                    Ex.1-21

         (c) In addition, if a Selling Shareholder delivers a request of a Shelf Takedown pursuant to Section 2.01(b), the Company shall have the right to preempt such Shelf Takedown by delivering written notice (within five business days after the Company has received from the Selling Shareholder a request for such Shelf Takedown) to the Selling Shareholder of the Company's intention to do a primary offering of its Common Shares, or of securities convertible into or exchangeable for its Common Shares, and the Company shall use all commercially reasonable efforts to effect such offering within 45 days of such notice. In the event that the Company delivers such preemption notice, the Selling Shareholder may request within three business days to be included in a "marketed" offering of the Company's Common Shares. If the managing underwriter of an offering advises the Company in writing, with a copy to be provided to the Selling Shareholder that, in its view, the aggregate number of Registrable Securities to be included in such marketed offering (including any securities which the Company proposes to be included which are not Registrable Securities) exceeds the largest number of securities which can be sold without materially and adversely affecting the price or likely success of such offering (the "MAXIMUM OFFERING SIZE"), the Company will include in such marketed offering, in the priority listed below, up to the Maximum Offering Size:

                  (A) first, all securities proposed to be offered by the Company; and

                  (B) second, any Registrable Securities requested to be included in such offering by the Selling Shareholder.

         In the event that the Company delivers a preemption notice, and the Company intends to do a primary offering of its Common Shares, or of securities convertible into or exchangeable for its Common Shares, in a "block trade" or "bought" transaction, then the Selling Shareholder may not request to be included in the offering. The Company shall use all commercially reasonable efforts to effect such offering within ten business days of such preemption notice, the Company will advise the Selling Shareholder promptly when the Company's offering is completed and the Selling Shareholder's rights will be reinstated in full, subject to the other provisions of this Agreement.

         (d) Upon the Company's preemption of a requested Shelf Takedown, unless the Selling Shareholder sells all the Registrable Securities that it request to sell pursuant to Section 2.01(c) hereof, such requested offering will not count as a Shelf Takedown. The Company shall not be entitled to exercise its right of preemption more than one (1) time in any six-month period, unless the Selling Shareholder elects to sell its Registrable Securities pursuant to Section 2.01(c) hereof, in which case such preemption notice will not count as an exercise of its right of preemption.




                                    Ex.1-22

         (e) The Selling Shareholder requesting an offering under this Section may, at any time prior to the pricing of the Registrable Securities being offered, revoke such request, without liability to any Holders, by providing a written notice to the Company revoking such request, in which case such request, so revoked, shall be considered a Shelf Takedown unless the Selling Shareholder reimburses the Company for all Registration Expenses incurred by the Company in connection with such Shelf Takedown, in which case such request shall not be considered a Shelf Takedown.

         (f) Subject to Section 2.01(e) above, the Company will pay all Registration Expenses in connection with any Shelf Takedown.

         (g) A Shelf Takedown requested pursuant to this Section shall not be deemed to have been effected unless the registration statement relating thereto
(A) has become effective under the Securities Act and (B) has remained effective until such time as the Registrable Securities included in such registration have actually been sold thereunder; provided that if after any Shelf Takedown is requested pursuant to this Section the registration statement is interfered with by any stop order, injunction or other order or requirement of the SEC or other governmental agency or court, such a Shelf Takedown shall not be deemed to have been effected and any such Shelf Takedown shall not be included or counted in the number of Shelf Takedowns that may be requested pursuant to Section 2.01 until completed.

         SECTION 2.02 . Holdback Agreements. (a) Notwithstanding anything contained herein, each Shareholder (and any Permitted Transferee) agrees that it will not, prior to August 1, 2006, sell, offer to sell, solicit offers to buy, dispose of, loan, charge, pledge or grant any right with respect to (collectively, a "DISPOSITION"), the Common Shares, nor will each Shareholder (or any Permitted Transferee) engage in any hedging or other transaction which is designed or could reasonably be expected to lead to or result in a Disposition of Common Shares by such Shareholder (or any Permitted Transferee) or any person or entity. Such prohibited hedging or other transaction would include, without limitation, effecting any short sale or having in effect a short position (whether such short sale or position is against the box and regardless of when such position was entered into) or any purchase, sale or grant of any right (including, without limitation, any put or call option) with respect to the Common Shares or with respect to any security (other than a broad-based market basket or index) that includes or derives any significant part of its value from the Common Shares. In the event the Company effects a registered offering of Common Shares or a Rule 144A offering, or securities exchangeable for or convertible into its Common Shares, each Shareholder (and any Permitted Transferee) will not engage in a Disposition of its Common Shares, nor will such Shareholder (or any Permitted Transferee) engage in any hedging or other transaction which is designed or could reasonably be expected to lead to or result in a Disposition of Common Shares by the Shareholder (or any Permitted



                                    Ex.1-23

Transferee) or any person or entity for the same period of time that the Company agrees not to effect such Disposition.

         SECTION 2.03 . Shelf Takedown Procedures.

         (a) Whenever Holders request that any Registrable Securities be offered pursuant to Section 2.01, the Company will, subject to the provisions of such Section, within five business days of receipt of such written notice prepare a prospectus supplement or preliminary prospectus supplement, and furnish such prospectus supplement to Participating Holders and each underwriter, if any, of the Registrable Securities; provided that if the Company shall furnish to Participating Holders a certificate signed by the Company's Chairman or President stating that in the good faith judgment of the Company's Board it would be seriously detrimental to the Company or its shareholders to effect an offering of Registrable Securities at such time, the Company may postpone for a period of no more than 60 days (provided that the Company may not defer any such offering of Registrable Securities pursuant to this clause more than twice in any twelve-month period); and provided further that if an offering of Registrable Securities would otherwise take place after the end of the Company's fiscal quarter or fiscal year, as the case may be, and before the Company files it annual report on Form 10-K or quarterly report on Form 10-Q for such period, as the case may be, then the Company may delay such offering until after the Company files its Form 10-K or Form 10-Q for such period, as the case may be.

         (b) After the filing of a Shelf Registration Statement, the Company will promptly notify each Participating Holder of any stop order issued or threatened by the SEC and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered.

         (c) The Company will use its best efforts to (i) register or qualify the Registrable Securities covered by such prospectus supplement under such other securities or blue sky laws of such jurisdictions in the United States as any Participating Holder reasonably (in light of such Holder's intended plan of distribution) requests and (ii) cause such Registrable Securities to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company and do any and all other acts and things that may be reasonably necessary or advisable to enable Participating Holders to consummate the disposition of their Registrable Securities; provided that the Company will not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph (d), (B) subject itself to taxation in any such jurisdiction or (C) consent to general service of process in any such jurisdiction.




                                    Ex.1-24

         (d) The Company will immediately notify each Participating Holder, at any time prior to the completion of the offering of the Registrable Securities, of the occurrence of an event requiring the preparation of a supplement or amendment to such prospectus supplement (including documents incorporated by reference therein) so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus supplement (including documents incorporated by reference therein) will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and promptly prepare and make available to each Participating Holder any such supplement or amendment.

         (e) Participating Holders shall have the right to select the managing underwriters and any additional investment bankers and managers to be used in connection with a Shelf Takedown, subject to the Company's approval. The Company and each Participating Holder will enter into customary agreements (including an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of Registrable Securities pursuant to this Agreement.

         (f) The Company will make available for inspection by any underwriter participating in any offering of Registrable Securities pursuant to this Agreement and any attorney or other professional retained by any such underwriter (collectively, the "ADVISORS"), all financial and other records and pertinent corporate documents and properties of the Company (collectively, the "RECORDS") as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and will supply or make available for inspection all other information and such management for due diligence sessions as reasonably requested by any Advisors in connection with such offering. Records that the Company determines, in good faith, to be confidential and that it notifies the Advisors are confidential, shall be provided upon the execution of confidentiality agreements in the form and substance satisfactory to the Company.

         (g) The Company will furnish to each such underwriter, addressed to such underwriter, (i) an opinion or opinions of counsel to the Company and (ii) a comfort letter or comfort letters from the Company's independent public accountants, each in customary form and covering such matters of the type customarily covered by opinions or comfort letters, as the case may be, as the managing underwriter therefor reasonably requests, it being understood that if the Company has announced results for a period but not yet filed a report on Form 10-K or Form 10-Q, as the case may be, then the Company may not be able to provide a comfort letter with respect to such period's results.

         (h) The Company will otherwise use its best efforts to comply with all applicable rules and regulations of the SEC, and make available to its



                                    Ex.1-25
shareholders, as soon as reasonably practicable, an earnings statement covering a period of 12 months, beginning within three months after the completion of an offering of Registrable Securities, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act.

         (i) The Company may require each Participating Holder to promptly furnish in writing to the Company such information regarding such Holder and the offering of the Registrable Securities as the Company may from time to time reasonably request and such other information as may be legally required in connection with such offering.

         (j) Each Participating Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 2.03(d) such Participating Holder will forthwith discontinue disposition of Registrable Securities pursuant to the prospectus supplement covering such Registrable Securities until such Participating Holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 2.03(d) and, if so directed by the Company, such Participating Holder will deliver to the Company, or destroy, all copies, other than any permanent file copies then in such Participating Holder's possession, of the most recent prospectus supplement covering such Registrable Securities at the time of receipt of such notice.

         (k) The Company will use all commercially reasonable efforts to cause all such Registrable Securities to be listed on each securities exchange or quoted on each inter-dealer quotation system on which the Common Shares are then listed or quoted.

         SECTION 2.04 . Indemnification by the Company. The Company agrees to indemnify and hold harmless each Participating Holder, its officers, directors and agents, and each person, if any, who controls such Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus relating to the Registrable Securities (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information furnished in writing to the Company by such Holder or on such Holder's behalf expressly for use therein. The Company also agrees to indemnify any underwriters of the Registrable Securities, their officers and directors and each person who controls such underwriters on substantially the same basis as that of the indemnification of the Holders provided in this Section 2.04.






                                    Ex.1-26

         SECTION 2.05 . Indemnification by Participating Holders. Each Participating Holder agrees, severally but not jointly, to indemnify and hold harmless the Company, its officers, directors and agents and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to such Holder, but only with respect to information furnished in writing by such Holder or on such Holder's behalf expressly for use in any prospectus relating to the Registrable Securities, or any amendment or supplement thereto, or any preliminary prospectus. Each such Holder also agrees to indemnify and hold harmless underwriters of the Registrable Securities, their officers and directors and each person who controls such underwriters on substantially the same basis as that of the indemnification of the Company provided in this Section 2.05. As a condition to conducting any offering of Registrable Securities in accordance with Article 2 hereof, each of the Company and Participating Holders may require that it shall have received an undertaking reasonably satisfactory to it from any underwriter to indemnify and hold it harmless to the extent customarily provided by underwriters with respect to similar securities.

         SECTION 2.06 . Conduct of Indemnification Proceedings. In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to this Article 2 such person (an "INDEMNIFIED PARTY") shall promptly notify the person against whom such indemnity may be sought (the "INDEMNIFYING PARTY") in writing and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Party, and shall assume the payment of all fees and expenses; provided that the failure of any Indemnified Party so to notify the Indemnifying Party shall not relieve the Indemnifying Party of its obligations hereunder except to the extent that the Indemnifying Party is materially prejudiced by such failure to notify. In any such proceeding, any Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel or (ii) both the Indemnifying Party and the Indemnified Party are named parties to any such proceeding and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. Except as provided above, it is understood that the Indemnifying Party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for all such Indemnified Parties, and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Indemnified Parties, such firm shall be designated in writing by the Indemnified Parties. The Indemnifying Party shall not be liable for any settlement of any



                                    Ex.1-27
proceeding effected without its written consent, but if settled with such consent, or if there be a final judgment for the plaintiff, the Indemnifying Party shall indemnify and hold harmless such Indemnified Parties from and against any loss or liability (to the extent stated above) by reason of such settlement or judgment. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability arising out of such proceeding.

         SECTION 2.07 . Contribution. If the indemnification provided for in this Article 2 is unavailable to the Indemnified Parties in respect of any losses, claims, damages or liabilities referred to herein, then each such Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities (i) as between the Company and the Participating Holders on the one hand and the underwriters on the other, in such proportion as is appropriate to reflect the relative benefits received by the Company and such Holders on the one hand and the underwriters on the other, from the offering of the Registrable Securities, or if such allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits but also the relative fault of the Company and such Holders on the one hand and of such underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations and (ii) as between the Company on the one hand and each such Holder on the other, in such proportion as is appropriate to reflect the relative fault of the Company and of each such Holder in connection with such statements or omissions, as well as any other relevant equitable considerations. The relative benefits received by the Company and such Holders on the one hand and such underwriters on the other shall be deemed to be in the same proportion as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company and such Holders bear to the total underwriting discounts and commissions received by such underwriters, in each case as set forth in the table on the cover page of the prospectus. The relative fault of the Company and such Holders on the one hand and of such underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and such Holders or by such underwriters. The relative fault of the Company on the one hand and of each such Holder on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a



                                    Ex.1-28
material fact relates to information supplied by such party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         The Company and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 2.07 were determined by pro rata allocation (even if the underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages or liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 2.07, no underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, and no Holder shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities of such Holder were offered to the public exceeds the amount of any damages which such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Each such Holder's obligation to contribute pursuant to this
Section 2.07 is several in the proportion that the proceeds of the offering received by such Holder bears to the total proceeds of the offering received by all such Holders and not joint.

         SECTION 2.08 . Participation Limitations. No Person may participate in a Shelf Takedown hereunder unless such Person (a) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements and the provisions of this Agreement in respect of registration rights.




                                    Ex.1-29

                                   ARTICLE 3
                                  MISCELLANEOUS

         SECTION 3.01 . Entire Agreement. This Agreement constitutes the entire agreement among the parties hereto and supersedes all prior agreements and understandings, oral and written, among the parties hereto with respect to the subject matter hereof.

         SECTION 3.02 . Binding Effect; Benefit. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, successors, assigns and Permitted Transferees. Nothing in this Agreement, expressed or implied, shall confer on any Person other than the parties hereto, and their respective heirs, successors, assigns and Permitted Transferees, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

         SECTION 3.03 . Assignability. Other than to Permitted Transferees, no party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement, directly or indirectly, whether by operation of law or otherwise, without the written consent of the Company, and any attempted assignment contrary to the terms hereof shall be null and void. Neither this Agreement nor any provision hereof is intended to confer upon any Person other than the parties hereto and their Permitted Transferees any rights or remedies hereunder.

         Prior to any transfer of rights to a Permitted Transferee, the transferring Holder shall provide the Company with notice of the Permitted Transferee's name and address and the number of Registrable Securities with respect to which such rights are being transferred. The Permitted Transferee shall assume the obligations of a Holder under this Agreement in a written instrument delivered to the Company. If, in connection with such transfer, a Holder has transferred all of its Registrable Securities to such Permitted Transferee, then the transferring Holder shall be released from all liability under this Agreement other than, and solely with regard to, the provisions of Sections 2.05 and 2.07 of this Agreement in connection with any Shelf Takedown in which such Holder was a Participating Holder.

         SECTION 3.04 . Amendment; Waiver. Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by each Holder and the Company, or in the case of a waiver, by the party against whom the waiver is to be effective. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.


                                    Ex.1-30

         SECTION 3.05 . Notices. All notices, requests and other communications to any party hereunder shall be in writing via facsimile,

         if to the Company, to:

              Montpelier Re Holdings Ltd.
              8 Par-La-Ville Road
              P.O. Box HM 2079
              Hamilton, HM HX
              Bermuda
              Attn: General Counsel
              Fax:  441-296-4358


         if to the Shareholders, to:

              WLR Recovery Fund II, L.P.
              WLR Recovery Fund III, L.P.
              600 Lexington Avenue, 19th Floor
              New York, NY 10022
              Attention: Michael Gibbons, Chief Financial Officer
              Fax:  212-317-4891

         All notices, requests and other communications shall be deemed received on the date of receipt by the recipient thereof if received prior to 5 p.m. in the place of receipt and such day is a business day in the place of receipt. Otherwise, any such notice, request or communication shall be deemed not to have been received until the next succeeding business day in the place of receipt. Any notice, request or other written communication sent by facsimile transmission shall be confirmed by certified mail, return receipt requested, posted within one Business Day, or by personal delivery, whether courier or otherwise, made within two Business Days after the date of such facsimile transmission.

         Each Permitted Transferee shall provide its address and fax number to the Company in writing.

         Section 3.06 . Headings. The headings contained in this Agreement are for convenience only and shall not affect the meaning or interpretation of this Agreement.

         Section 3.07 . Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.






                                    Ex.1-31

         Section 3.08 . Applicable Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICTS OF LAW RULES OF SUCH STATE.

         Section 3.09 . Consent to Jurisdiction. Any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby may be brought in the United States District Court for the Southern District of New York or any other New York State court sitting in New York City, and each of the parties hereby consents to the non-exclusive jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party as provided in Section 3.05 shall be deemed effective service of process on such party.












                                    Ex.1-32

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.



                                          MONTPELIER RE HOLDINGS LTD.



                                          By:       /s/ Kernan V. Oberting
                                                    ---------------------------
                                                 Name:    Kernan V. Oberting
                                                 Title:   CFO


                                          WLR RECOVERY FUND II, L.P.

                                          By:       /s/ Wilbur L. Ross, Jr.
                                                    ---------------------------
                                                 Name:    Wilbur L. Ross, Jr.
                                                 Title:   Managing Member


                                          WLR RECOVERY FUND III, L.P.

                                          By:       /s/ Wilbur L. Ross, Jr.
                                                    ---------------------------
                                                 Name:    Wilbur L. Ross, Jr.
                                                 Title:   Managing Member





                                    Ex.1-33

                                                                      APPENDIX I



                           MONTPELIER RE HOLDINGS LTD.

                          SECURITYHOLDER QUESTIONNAIRE
                       FOR INTENDED SALE OF COMMON SHARES
                    PURSUANT TO SHELF REGISTRATION STATEMENT


         The following questionnaire and agreement (the "QUESTIONNAIRE") elicits information necessary to prepare a registration statement on Form S-3 (the "SHELF REGISTRATION STATEMENT") for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the "SECURITIES ACT"), of certain common shares of Montpelier Re Holdings Ltd. (the "COMPANY") to be filed by the Company with the Securities and Exchange Commission (the "COMMISSION"), in accordance with the terms of the Purchase Agreement, dated as of May 25, 2006 (the "PURCHASE AGREEMENT"), between the Company and the undersigned beneficial owner of common shares of the Company purchased pursuant to such agreement (the "SECURITYHOLDER"). All capitalized terms not otherwise defined herein shall have the meaning ascribed thereto in the Purchase Agreement.

         In order to sell or otherwise dispose of any Shares pursuant to the Shelf Registration Statement, you generally will be required to be named as a selling securityholder in the related prospectus, deliver a prospectus to purchasers of the Shares and be bound by the provisions of the Purchase Agreement (including certain indemnification provisions, as described below). IF YOU DO NOT COMPLETE THIS QUESTIONNAIRE AND DELIVER IT TO THE COMPANY AS PROVIDED BELOW YOU WILL NOT BE NAMED AS A SELLING SECURITYHOLDER IN THE PROSPECTUS AND THEREFORE WILL NOT BE PERMITTED TO SELL ANY SHARES PURSUANT TO THE SHELF REGISTRATION STATEMENT. Please complete and deliver this Questionnaire to Jonathan B. Kim, General Counsel of Montpelier Re Holdings Ltd., as soon as possible and in any event no later than June 1, 2006.

         Certain legal consequences arise from being named as a selling securityholder in the Shelf Registration Statement and the related prospectus. Accordingly, holders and beneficial owners of the Shares are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Shelf Registration Statement and the related prospectus.

         The Securityholder, by signing and returning this Questionnaire, understands that it will be bound by the terms and conditions of this Questionnaire and the Purchase Agreement.




                                    Ex.1-34

         Pursuant to the Purchase Agreement, the undersigned has agreed to indemnify and hold harmless the Company, any of its directors and officers who sign the Shelf Registration Statement, and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), from and against certain losses arising in connection with statements concerning the undersigned made in the Company's Shelf Registration Statement or the related prospectus in reliance upon the information provided in this Questionnaire.

         The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate and complete:











                                    Ex.1-35

                                  QUESTIONNAIRE

         1.       (a)  Full Legal Name of Securityholder:(1)

                  ------------------------------------------------------

                  (b) Except as set forth below in this Item 1(b), the undersigned does not hold any or all of the Shares on behalf of another person or entity.

                  State any exceptions here:

                  ------------------------------------------------------

         2.       Address of Securityholder:

                  ------------------------------------------------------

                  ------------------------------------------------------

                  Telephone:  __________________________

                  Fax:  ________________________________

                  Contact Person:  _______________________

         3.       Beneficial Ownership:

                  Immediately after the Closing, there will be no equity securities of the Company of which the undersigned will be the "BENEFICIAL OWNER"(2), except as set forth below in this Item
                  3. The disclosure indicates the amount of equity securities which the undersigned beneficially owns, which it has a right to acquire within 60 days after the Closing Date, and as to which it has sole voting power, shared voting power, sole investment power or shared investment power.

                  ------------------------------------------------------

                  ------------------------------------------------------

                  ------------------------------------------------------

--------------
         (1) If this Questionnaire is being completed by or on behalf of a person other than an individual, the entity on whose behalf the Questionnaire is being completed should be stated.

         (2) Defined in Appendix A.






                                    Ex.1-36

         4. Except as set forth below in this Item 4, the undersigned wishes that all the Shares held by it be offered for the account of the undersigned in the Registration Statement.

                  State any exceptions here:

                  ------------------------------------------------------

                  ------------------------------------------------------

                  ------------------------------------------------------

         5.       Relationships with the Company:

                  Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (5% or more) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

                  State any exceptions here:

                  ------------------------------------------------------

                  ------------------------------------------------------

                  ------------------------------------------------------

         6. Plan of Distribution:

                  Except as set forth below, the undersigned (including its donees or pledgees) intends to distribute the Shares pursuant to the Shelf Registration Statement only as follows (if at all): Such Shares may be sold from time to time directly by the undersigned or, alternatively, through underwriters, broker-dealers or agents. If the Shares are sold through underwriters or broker-dealers, the Securityholder will be responsible for underwriting discounts or commissions or agent's commissions. Such Shares may be sold in one more or transactions at fixed prices, at prevailing market prices at the time of sale, at varying prices determined at the time of sale, or at negotiated prices. Such sales may be effected in transactions (which may involve block transactions) (i) on any




                                    Ex.1-37
                  national securities exchange or quotation service on which the Shares may be listed or quoted at the time of sale, (ii) in the over-the-counter market, (iii) in transactions otherwise than on such exchanges or services or in the over-the-counter market, or (iv) through the writing of options. In connection with sales of the Shares or otherwise, the undersigned may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the Shares in the course of hedging positions they assume. The undersigned may also sell Shares short and deliver Shares to close out short positions, or loan or pledge Shares to broker-dealers that in turn may sell such securities.

                  State any exceptions here:

                  ------------------------------------------------------

                  ------------------------------------------------------

                  ------------------------------------------------------

                  Note: In no event will such method(s) of distribution take the form of an underwritten offering of the Shares without the prior agreement of the Company.

         7. State below whether the undersigned is a "MEMBER"(3) of the National Association of Securities Dealers, Inc. ("NASD"), a "PERSON ASSOCIATED WITH A MEMBER", a direct or indirect "AFFILIATE" of a "MEMBER" or an "UNDERWRITER OR RELATED PERSON" with respect to the proposed offering.(4) If the undersigned is a general or limited partnership, a "No" reply shall be assumed to confirm that no relationship exists for the undersigned as well as each of its general or limited partners.(5)

                  Yes____________________ No____________________

-----------------
         (3) Highlighted terms in this Item are defined in Appendix A.

         (4) NASD Rule 2710(b)(6)(A)(iii).

         (5) Item 6 need only be answered if either (i) the Securityholder is an affiliate of the Company, or (ii) the sale of Shares under the Shelf Registration Statement requires clearance from the NASD.







                                    Ex.1-38

                  If yes, identify the NASD member and describe the relationship with the NASD member, including in the case of a general or limited partner, the identity of the partner.

         The undersigned acknowledges that it understands its obligation to comply with the provisions of the Exchange Act and the rules thereunder relating to stock manipulation, particularly Regulation M thereunder (or any successor rules or regulations), in connection with any offering of the Shares pursuant to the Shelf Registration Statement. The undersigned agrees that neither it nor any person acting on its behalf will engage in any transaction in violation of such provisions.

         In accordance with the undersigned's obligation under the Purchase Agreement to provide such information as may be required by law for inclusion in the Shelf Registration Statement, the undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Shelf Registration Statement remains effective.

         By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 6 above and the inclusion of such information in the Shelf Registration Statement and the related prospectus. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Shelf Registration Statement and the related prospectus.

         IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Questionnaire to be executed and delivered either in person or by its duly authorized agent.

         Dated:



                                                 [NAME OF SECURITYHOLDER]



                                            By: ________________________________
                                                Name:___________________________
                                                Title:__________________________




                                    Ex.1-39

                                                                      APPENDIX A

DEFINITIONS OF TERMS USED

         1. You are the "BENEFICIAL OWNER" of a security if you directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise, have or share: (i) voting power which includes the power to vote, or to direct the voting of, such security, or (ii) investment power which includes the power to dispose, or to direct the disposition of, such security. You are deemed the beneficial owner of a security if you, directly or indirectly, create or use a trust, proxy, power of attorney, pooling arrangement or any other contract, arrangement, or device with the purpose or effect of divesting yourself of beneficial ownership of a security or preventing the vesting of such beneficial ownership. Finally, you are deemed to be the beneficial owner of a security if you have the right to acquire beneficial ownership of such security at any time within sixty days, including but not limited to any right to acquire
(a) through the exercise of any option, warrant or right, or (b) through the conversion of a security, or (c) pursuant to the power to revoke a trust, discretionary account, or similar arrangement, or (d) pursuant to the automatic termination of a trust, discretionary account or similar arrangement. If you have acquired any security or power specified in (a), (b) or (c) above, with the purpose or effect of changing or influencing the control of the issuer, or in connection with or as a participant in any transaction having such purpose or effect, then immediately upon such acquisition you are deemed to be the beneficial owner of the securities which may be acquired through the exercise or conversion of such security or power.

         All securities of the same class that are beneficially owned by you, regardless of the form which such beneficial ownership takes, must be aggregated in calculating the number of shares beneficially owned by you.

         The above definition is broad and although you may not actually have or share voting or investment power with respect to securities owned by persons in your family or living in your home, you should include such shares in your beneficial ownership disclosure, and then, as appropriate, disclaim beneficial ownership of such securities.

         2. The term "UNDERWRITER OR RELATED PERSON" includes, with respect to a proposed offering, any underwriter, underwriter's counsel, financial consultant and advisors, finders, members of the selling or distribution group, any member participating in the proposed offering and any and all other persons associated with or related to and members of the immediate family of any of such persons. NASD Rule 2710(a)(6).

         3. The NASD defines a "MEMBER" as being either any broker or dealer admitted to membership in the NASD or any individual, partnership, corporation




                                    Ex.1-40
or other legal entity admitted to membership in the NASD under the provisions of Articles III and IV of the By-laws. NASD Rule 0120(i).

         4. The NASD defines a "PERSON ASSOCIATED WITH A MEMBER" as being every sole proprietor, general or limited partner, officer, director or branch manager of any member, or any natural person occupying a similar status or performing similar functions, or any natural person engaged in the investment banking or securities business who is directly or indirectly controlling or controlled by such member (for example, any employee), whether or not any such person is registered or exempt from registration with the NASD. Thus, "PERSON ASSOCIATED WITH A MEMBER" includes a sole proprietor, general or limited partner, officer, director or branch manager of an organization of any kind (whether a corporation, partnership or other business entity) which itself is a "MEMBER" or a "PERSON ASSOCIATED WITH A MEMBER". In addition, an organization of any kind is a "PERSON ASSOCIATED WITH A MEMBER" if its sole proprietor or any one of its general or limited partners, officers, directors or branch managers is a "MEMBER" or "PERSON ASSOCIATED WITH A MEMBER". (Article I of the NASD By-Laws.)

         5. The NASD defines "AFFILIATE" to include a company which controls, is controlled by or is under common control with a member. A company is presumed to control a member if the company beneficially owns 10 percent or more of the outstanding voting securities of a member which is a corporation, or beneficially owns a partnership interest in 10 percent or more of the distributable profits or losses of a member which is a partnership. A company is presumed to be controlled by a member if the member and persons associated with the member beneficially own 10 percent or more of the outstanding voting securities of a company which is a corporation, or beneficially own a partnership interest in 10 percent or more of the distributable profits or losses of a company which is a partnership. A company is presumed to be under common control with a member if (i) the same natural person or company controls both the member and company by beneficially owning 10 percent or more of the outstanding voting securities of a member or company which is a corporation, or by beneficially owning a partnership interest in 10 percent or more of the distributable profits or losses of a member or company which is a partnership or
(ii) a person having the power to direct or cause the direction of the management or policies of the member or the company also has the power to direct or cause the direction of the management or policies of the other entity in question. NASD Rule 2720(b)(1).




                                    Ex.1-41